UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2021

THEMAVEN, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-12471	68-0232575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Liberty Street, New York, NY	10281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 775-600-2765

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
None	-	-

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2021, the Board of Directors (the “Board”) of theMaven, Inc. (the “Company”) approved and entered into an executive employment agreement with the Company’s Chief Executive Officer, Ross Levinsohn (the “Levinsohn Agreement”). The Levinsohn Agreement is effective as of August 26, 2020 and amends and restates his initial Executive Employment Agreement, dated as of September 16, 2019, as amended. Pursuant to the terms of the Levinsohn Agreement, Mr. Levinsohn will continue to serve as the Company’s Chief Executive Officer through December 31, 2023, subject to automatic renewal for an additional one-year term, or until the Levinsohn Agreement is terminated in accordance with its terms. The Levinsohn Agreement provides that Mr. Levinsohn will be paid an annual base salary of $550,000, subject to annual review by the Board, and, should any member of the Company’s leadership receive an increase in their annual salary, will receive an increase in base salary equal to that percentage increase. Mr. Levinsohn is also eligible to earn an annual bonus based on a target bonus amount of $1 million, which will be earned and payable upon the completion of certain performance thresholds. He is also eligible to participate in the Company’s 2019 Equity Incentive Plan (the “2019 Plan”) and is entitled to the same employment benefits available to the Company’s employees, as well as to the reimbursement of business expenses during his term of employment. The Levinsohn Agreement provides for various termination events under which Mr. Levinsohn would be entitled to annual bonuses earned but not yet paid and salary continuation through December 31, 2023, or the end of any renewal term, if applicable, but in no event will he be eligible to receive more than twelve months of salary continuation. Mr. Levinsohn is also subject to restrictive covenants on solicitation of employees, solicitation of customers, use of trade secrets, non-disparagement, and competition.

On February 18, 2021, the Board approved and entered into an executive employment agreement with the Company’s Chief Financial Officer, Douglas Smith (the “Smith Agreement”). The Smith Agreement is effective as of January 1, 2021, and amends and restates his initial Executive Employment Agreement, dated as of May 1, 2019, between the Company and Mr. Smith. The Smith Agreement provides that Mr. Smith will continue serving as the Chief Financial Officer until the Smith Agreement is terminated. Mr. Smith will be paid an annual base salary of $400,000, subject to annual review by the Board and an annual increase of at least 5%. Mr. Smith is also eligible to earn an annual bonus in accordance with the executive cash bonus plan, entitled the Maven Executive Bonus Plan, adopted by the Board (the “Executive Bonus Plan”), with a Target Bonus Amount (as defined in the Executive Bonus Plan) equal to 50% of his annual salary as of the last day of the applicable year. He is also eligible to participate in the 2019 Plan and is entitled to the same employment benefits available to the Company’s employees, as well as to the reimbursement of business expenses during his term of employment. The Smith Agreement provides for various termination events under which Mr. Smith would be entitled to one year’s severance equal to his annual salary and bonus amounts based on achievement of 100% of his personal goals. Mr. Smith is also subject to restrictive covenants on solicitation of employees, solicitation of customers, use of trade secrets, and competition with the Company for a period of up to one year after termination of the Smith Agreement.

The above descriptions of the Levinsohn Agreement and the Smith Agreement do not purport to be complete and are qualified in their entirety by the full texts of such Levinsohn Agreement and Smith Agreement, which are filed as Exhibits 10.1 and 10.2, respectively.

Item 8.01 Other Events.

The Company is in the process of becoming current with respect to its required filings with the Securities and Exchange Commission and has not determined who its named executive officers would be for the most recently completed fiscal year. As a result, the Company is disclosing material changes to compensation arrangements for certain of its executive officers.

On February 16, 2021, the Company entered into an executive employment agreement (the “Barrett Employment Agreement”) with Robertson Barrett. On February 18, 2021, the Board approved of the appointment of Mr. Barrett as the President of Media. Pursuant to the Barrett Employment Agreement, Mr. Barrett will serve as the Company’s President of Media, effective February 16, 2021, continuing indefinitely until the Barrett Employment Agreement is terminated in accordance with its terms. The Barrett Employment Agreement provides that Mr. Barrett will be paid an annual base salary of $400,000, subject to annual review by the Board and an annual increase of at least 5%. Mr. Barrett is also eligible to earn an annual bonus in accordance with the Executive Bonus Plan, with a Target Bonus Amount (as defined in the Executive Bonus Plan) equal to 100% of his annual salary as of the last day of the applicable year. He is also eligible to earn an additional performance bonus (the “Super Bonus”) equal to 30% of his base salary should the Company achieve 130% or more of its Target EBITDA (as defined in the Bonus Plan). He may also participate in the Company’s 2019 Plan and will receive 3,000,000 restrictive stock units and 1,280,000 options to purchase common stock of the Company. He is also entitled to the same employment benefits available to the Company’s employees, as well as to the reimbursement of business expenses during his term of employment. The Barrett Employment Agreement provides for various termination events under which Mr. Barrett would be entitled to one year’s severance equal to his annual salary, Super Bonus, and other bonus amounts based on achievement of applicable thresholds. Mr. Barrett is also subject to restrictive covenants on solicitation of employees, solicitation of customers, use of trade secrets, and competition with the Company for a period of up to one year after termination of the Barrett Employment Agreement.

Before joining us, Mr. Barrett served as the President, Digital of Hearst Newspapers from January 2016 to February 2021. From February of 2014 to December of 2015, Mr. Barrett served as the Vice President of Media Strategy and Operations at Yahoo, Inc., and from May 2011 through January of 2014 as Vice President of Yahoo News and Yahoo Finance. Mr. Barrett served as Chief Strategy Officer of Perfect Market, Inc., an IdeaLab company, from January 2010 through May 2011. He served in general management positions at Tribune Company from 2005 to 2009, including Senior Vice President and General Manager, Digital, for The Los Angeles Times from January 2005 through May 2008 and Executive Vice President, Tribune Interactive, from May 2008 through December 2009. Mr. Barrett had earlier digital management roles as Vice President and General Manager of Primedia Inc.’s ChannelOne.com from 1998 to 1999, as Vice President and General Manager of The FeedRoom, Inc., a broadband video venture backed by NBC and Tribune, from 1999 to 2001, and as a co-founder of Time.com, as Deputy Editor, in 1994 and 1995 and of ABCNews.com, as Managing Producer from 1996 to 1998. Mr. Barrett received a Bachelor of Arts in Ancient Greek from Duke University in 1988 and a Masters of Public Policy from Harvard University’s John F. Kennedy School of Government in 1994.

The Board approved and entered into executive employment agreements with individual executive officers, each effective January 1, 2021, including: Jill Marchisotto (the “Marchisotto Agreement”); Paul Edmondson (the “Edmondson Agreement”); Andrew Kraft (the “Kraft Agreement”); and Avi Zimak (the “Zimak Agreement”).

Pursuant to the terms of the Marchisotto Agreement, which was entered into on February 17, 2021, Ms. Marchisotto will continue to serve as the Company’s Chief Marketing Officer indefinitely until the Marchisotto Agreement is terminated in accordance with its terms. The Marchisotto Agreement provides that Ms. Marchisotto will be paid an annual base salary of $325,000, subject to annual review by the Board and an annual increase of at least 5%. Ms. Marchisotto is also eligible to earn an annual bonus in accordance with the Executive Bonus Plan, with a Target Bonus Amount equal to 50% of her annual salary as of the last day of the applicable year. She is also eligible to participate in the 2019 Plan and is entitled to the same employment benefits available to the Company’s employees, as well as to the reimbursement of business expenses during her term of employment. The Marchisotto Agreement provides for various termination events under which Ms. Marchisotto would be entitled to one year’s severance equal to her annual salary and bonus amounts based on achievement of 100% of her personal goals. Ms. Marchisotto is also subject to restrictive covenants on solicitation of employees, solicitation of customers, use of trade secrets, and competition with the Company for a period of up to one year after termination of the Marchisotto Agreement.

Pursuant to the terms of the Edmondson Agreement, which was entered into on February 17, 2021, Mr. Edmondson will serve as the Company’s President of Platform until the Edmondson Agreement is terminated in accordance with its provisions. Mr. Edmondson will be paid an annual base salary of $400,000, subject to annual review by the Board and an annual increase of at least 5%. Mr. Edmondson is also eligible to earn an annual bonus in accordance with the Maven Executive Bonus Plan, with a Target Bonus Amount (as defined in the Executive Bonus Plan) equal to 75% of his annual salary as of the last day of the applicable year. He is also eligible to participate in the 2019 Plan and is entitled to the same employment benefits available to the employees, as well as to the reimbursement of business expenses during his term of employment. The Edmondson Employment Agreement provides for various termination events under which Mr. Edmondson would be entitled to one year’s severance equal to his annual salary and bonus amounts based on achievement of 100% of his personal goals. Mr. Edmondson is also subject to restrictive covenants on solicitation of employees, solicitation of customers, use of trade secrets, and competition with the Company for a period of up to one year after termination of the Edmondson Employment Agreement.

The Kraft Agreement, which was entered into on February 22, 2021, amends and restates the Executive Employment Agreement, dated as of October 1, 2020, entered into by the Company and Mr. Kraft. Pursuant to the terms of the Kraft Agreement, Mr. Kraft will serve as the Company’s Chief Operating Officer indefinitely until the Kraft Agreement is terminated in accordance with its terms. The Kraft Agreement provides that Mr. Kraft will be paid an annual base salary of $380,000, subject to annual review by the Board. Mr. Kraft is also eligible to earn an annual bonus equal to $220,000 based on attainment of certain performance metrics. He is also eligible to participate in the 2019 Plan and is entitled to the same employment benefits available to the employees, as well as to the reimbursement of business expenses during his term of employment. The Kraft Agreement provides for various termination events under which Mr. Kraft would be entitled to one year’s severance equal to his annual salary and bonus amounts based on achievement of 100% of his personal goals. Mr. Kraft is also subject to restrictive covenants on solicitation of employees, solicitation of customers, use of trade secrets, and competition with the Company for a period of up to one year after termination of the Kraft Agreement.

The Zimak Agreement, which was entered into on February 22, 2021, amends and restates the Amended and Restated Executive Employment Agreement, dated as of June 14, 2020, entered into by the Company and Mr. Zimak. Pursuant to the terms of the Zimak Agreement, Mr. Zimak will serve as the Company’s Chief Revenue Officer for a two year period beginning on January 1, 2021, subject to automatic renewal for one year terms, or until the Zimak Agreement is terminated in accordance with its terms. The Zimak Agreement provides that Mr. Zimak will be paid an annual base salary of $450,000, subject to annual review by the Board. Mr. Zimak is also eligible to earn an annual bonus based on a target bonus amount of $450,000 with respect to calendar years 2021 and beyond, subject to certain performance conditions. Mr. Zimak received a one-time signing bonus in the amount of $250,000, which must be repaid to the Company in the event Mr. Zimak is terminated for cause or resigns other than for good reason. He is also eligible to participate in the 2019 Plan and is entitled to the same employment benefits available to the employees, as well as to the reimbursement of business expenses during his term of employment. The Zimak Agreement provides for various termination events under which Mr. Zimak would be entitled to salary continuation for up to one year. Mr. Zimak is also subject to restrictive covenants on solicitation of employees, solicitation of customers, use of trade secrets, and competition with the Company for a period of up to one year after termination of the Zimak Agreement.

The above descriptions of the Barrett Agreement, the Edmondson Agreement, the Marchisotto Agreement, the Kraft Agreement, and the Zimak Agreement do not purport to be complete and are qualified in their entirety by the full texts of such Barrett Agreement, Edmondson Agreement, Marchisotto Agreement, Kraft Agreement, and Zimak Agreement, which are filed as Exhibits 10.3, 10.4, 10.5, 10.6, and 10.7, respectively.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amended and Restated Executive Employment Agreement, effective August 26, 2020, by and between the Company and Ross Levinsohn.
10.2	Amended and Restated Executive Employment Agreement, effective January 1, 2021, by and between the Company and Douglas Smith.
10.3	Executive Employment Agreement, effective February 16, 2021, by and between the Company and Robertson Barrett.
10.4	Executive Employment Agreement, effective January 1, 2021, by and between the Company and Paul Edmondson.
10.5	Executive Employment Agreement, effective January 1, 2021, by and between the Company and Jill Marchisotto.
10.6	Amended and Restated Executive Employment Agreement, effective January 1, 2021, by and between the Company and Andrew Kraft.
10.7	Second Amended and Restated Executive Employment Agreement, effective January 1, 2021, by and between the Company and Avi Zimak.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THEMAVEN, INC.

Dated: February 23, 2021	By:	/s/ Doug Smith
	Name:	Doug Smith
	Title:	Chief Financial Officer